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                          LICENSE ASSIGNMENT AGREEMENT



       LICENSE ASSIGNMENT AGREEMENT ("License Assignment") effective as of December 19, 1995 among ITT DESTINATIONS, INC., a Nevada corporation ("ITT Destinations"), NUTMEG INSURANCE COMPANY, a Connecticut corporation ("Nutmeg"), and HARTFORD FIRE INSURANCE COMPANY, a Connecticut corporation ("Hartford Fire").

                                    RECITALS

       WHEREAS, the Board of Directors of ITT Corporation (as hereinafter defined) has decided to carry out the Distribution (as hereinafter defined) whereby the holders of shares of Common Stock of ITT Corporation will receive all the outstanding shares of Common Stock of ITT Destinations and all the outstanding shares of Common Stock of ITT Hartford Group, Inc. (as hereinafter defined);

       WHEREAS, the shareholders of ITT Corporation have approved the aforesaid Distribution and certain other related transactions considered necessary by ITT Corporation to carry out the Distribution;

       WHEREAS, as part of carrying out the Distribution, ITT Corporation has entered into Trade Name and Trademark License Agreements each effective November 1, 1995 with ITT Manufacturing Enterprises, Inc. ("Enterprises License Agreement") and with ITT Hartford Group, Inc. ("Hartford License Agreement") concerning their and certain of their Sublicensees' continued right and license to use the ITT Name and the ITT Marks (each as hereinafter defined);

       WHEREAS, ITT Hartford Group, Inc. has entered into a License Assignment Agreement effective as of 11:57 p.m., New York time, of the Distribution Date with Nutmeg Insurance Company (as hereinafter defined) assigning to it all its rights and obligations in the Hartford License Agreement; and

       WHEREAS, ITT Destinations owns all worldwide right, title, and interest in and to the ITT Name and the ITT Marks.

       NOW, THEREFORE, in connection with and to carry out the Distribution and in consideration of the premises and mutual agreements herein, the Parties hereto hereby agree as follows:

       1. DEFINITIONS. As used in this License Assignment, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):



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                                                                             (8)





              (a) "Distribution" shall mean the distribution on the Distribution Date to holders of record of shares of ITT Corporation Common Stock as of the Distribution Record Date of (i) the ITT Destinations Common Shares owned by ITT Corporation on the basis of one ITT Destinations Common Share for each outstanding share of ITT Corporation Common Stock and (ii) the ITT Hartford Common Shares owned by ITT Corporation on the basis of one ITT Hartford Common Share for each outstanding share of ITT Corporation Common Stock.

              (b) "Distribution Agreement" shall mean the Distribution Agreement entered into by ITT Corporation, ITT Destinations, and ITT Hartford relating to the distribution of the shares of ITT Destinations and ITT Hartford to the holders of ITT Corporation Common Stock.

              (c) "Distribution Date" shall mean such date as may hereafter be determined by ITT Corporation's Board of Directors as the date on which the Distribution shall be effected.

              (d) "Effective Time" shall mean 11:59 p.m., New York time, on the Distribution Date.

              (e) "ITT Corporation" shall mean ITT Corporation, a Delaware corporation and its predecessor Maryland corporation, up to the Effective Time to be merged thereafter into ITT Indiana, Inc., an Indiana corporation, which will be renamed "ITT Industries, Inc." in connection with the Distribution.

              (f) "ITT Destinations" shall mean ITT Destinations, Inc., a Nevada corporation, to be renamed "ITT Corporation" immediately prior to the Effective Time.

              (g) "ITT Hartford Group, Inc." or "ITT Hartford" shall mean ITT Hartford Group, Inc., a Delaware corporation.

              (h) "Nutmeg" or "Nutmeg Insurance Company" shall mean Nutmeg Insurance Company, a Connecticut corporation and a wholly owned subsidiary of ITT Hartford Group, Inc.

              (i) "Hartford Fire" shall mean Hartford Fire Insurance Company, a Connecticut corporation and a wholly owned subsidiary of ITT Hartford Group, Inc.

              (j) "ITT Manufacturing Enterprises, Inc." shall mean ITT Manufacturing Enterprises, Inc., a Delaware corporation and a wholly-owned subsidiary of ITT Corporation.





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                                                                             (8)




              (k) "ITT Logo" shall mean the worldwide rights to the stylized trademark and service mark shown in Exhibit B annexed to the Hartford License Agreement together with all registrations thereof and all applications therefor now or hereinafter obtained or filed, and the goodwill associated therewith.

              (l) "ITT Marks" shall mean the worldwide rights to (i) the ITT Logo, and (ii) all other trademarks and service marks consisting of the letters "ITT", together with all registrations thereof and all applications therefor now or hereinafter filed or obtained, and the goodwill associated therewith.

              (m) "ITT Name" shall mean that portion of any company or trade name consisting of the letters "ITT" and the goodwill associated therewith.

       2. ASSIGNMENT. Nutmeg hereby transfers and assigns to Hartford Fire, without charge to Hartford Fire, effective as of 11:58 p.m., New York time of the Distribution Date, the Hartford License Agreement and all rights and obligations thereunder.

       3. ACCEPTANCE. Hartford Fire hereby accepts the transfer and assignment of the Hartford License Agreement and all rights and obligations thereunder.

       4. GUARANTEE. ITT Hartford acknowledges the obligations imposed upon its subsidiary Hartford Fire and upon any Hartford Fire Sublicensees (as that term is defined in the Hartford License Agreement) to comply with the terms and conditions of the Hartford License Agreement and hereby guarantees to ITT Destinations the performance of Hartford Fire and Hartford Fire Sublicensees of those terms and conditions.

       5. CONSENT. ITT Destinations hereby consents to the assignment of the Hartford License Agreement from Nutmeg to Hartford Fire as set forth herein and further grants to Hartford Fire the right to grant sublicenses in accordance with the provisions of Sections 2.01 and 2.02 of the Hartford License Agreement to ITT Hartford and the ITT Hartford Subsidiaries.

       IN WITNESS WHEREOF, the Parties have caused this License Assignment to be duly executed by their respective authorized officers as of the day and year first written above.





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                                                                             (8)




                                    ITT DESTINATIONS, INC.


                                    By:        /s/ Peter A. Abruzzese
                                               ---------------------------------
                                    Name:      Peter A. Abruzzese
                                    Title:     Vice President and
                                               Associate General Counsel


                                    HARTFORD FIRE
                                    INSURANCE COMPANY


                                    By:        /s/ Michael S. Wilder
                                               ---------------------------------
                                    Name:      Michael S. Wilder
                                    Title:     Senior Vice President and General
                                               Counsel

                                    NUTMEG INSURANCE COMPANY


                                    By:        /s/ William B. Malchodi
                                               ---------------------------------
                                    Name:      William B. Malchodi
                                    Title:     Vice President





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